                                                                  Exhibit 10.105

NEITHER THIS WARRANT NOR THE COMMON UNITS ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAWS AND NEITHER THIS WARRANT NOR COMMON UNITS ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 2 OF THIS WARRANT.

                                       WARRANT
                             to Purchase Common Units of
                                MACK-CALI REALTY, L.P.
                               Expiring ________, 2002

    This Warrant certifies that [The Mack Companies], or registered and permitted assigns (the "Holder"), is entitled to, subject to the terms set forth below, subscribe for and purchase from Mack-Cali Realty, L.P., a Delaware limited partnership (the "Company"), two million (2,000,000) duly authorized, validly issued, fully paid and nonassessable common operating partnership units of the Company (the common units, including any security into which they may be changed, reclassified, or converted, and as it may be adjusted pursuant to Section 4(A) below, are herein referred to as the "Common Units"). This Warrant is one of a class of Warrants (the "Mack Warrants") issued pursuant to Section 2.5 of the Contribution and Exchange Agreement (the "Agreement"), dated __________, 1997, by and among the Company, Cali Realty, L.P., a Delaware limited partnership, the Mack Contributors (as defined therein) and the Mack Entities (as defined therein).

    This Warrant is subject to the following provisions, terms and conditions:

Section 1.    Exercise of Warrant.

    To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at its principal office in Cranford, New Jersey, (a) a written notice, in substantially the form of the Exercise Notice appearing at the end of this Warrant (the "Exercise Notice"), of the Holder's election to exercise this Warrant, which notice shall specify the number of Common Units to be purchased, (b) cash or a certified check payable to the Company in an amount equal to the aggregate purchase price of the number of Common Units being purchased, and (c) this Warrant. The Company shall as promptly as practicable, and in any event within 15 days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Common Units specified in the Exercise Notice. The certificate or certificates so delivered shall be in such denominations as may be specified in the Exercise Notice and shall be issued in the name of the Holder or such other name as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such Common Units immediately prior to the close of business on the date such notice is received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining units of Common Units called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of such certificates and new Warrants, except that, in case such certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes that are payable upon the issuance of such certificates or new Warrants shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

    All Common Units issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the Common Units are then listed on a national securities exchange or quoted on an automated quotation system, shall be duly listed or quoted thereon.

    The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a unit of Common Units, but, in lieu thereof, shall pay to the Holder cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a unit) of the purchase price of one Common Unit as of the date of receipt by the Company of notice of exercise of this Warrant.

Section 2.  Terms and Conditions of Warrants.

    (A) Exercise Period. Each Warrant shall be exercisable at any time on or after the first anniversary of the date hereof (the "Exercise Date"), and shall expire at 5:00 p.m., New York City time, on the fourth anniversary of the Exercise Date (the "Expiration Date").

    (B) Purchase Price. The purchase price per unit of Common Units shall be $37.80.

    (C) Payment of Purchase Price upon Exercise. Subject to the provisions of Section 5, the purchase price of the Common Units as to which a Warrant is exercised shall be paid to the Company at the time of exercise.

    (D) Transferability and Exercise of Warrants. This Warrant shall be exercisable or convertible (a) only under circumstances such that the issue of Common Units issuable upon such exercise or conversion is exempt from the requirements of registration under the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities law or (b) upon registration of such Common Units in compliance therewith; provided, however, that the foregoing shall not apply if this Warrant is exercised by the original Holder thereof. This Warrant shall only be transferable (i) in accordance with or as otherwise specifically permitted by the provisions of the Agreement and (ii) under circumstances such that the transfer is exempt from the requirements of registration under the 1933 Act and any applicable state securities law. By acceptance hereof, the Holder agrees to comply with such laws.

    (E) Investment Representation. The Holder, by acceptance hereof, (i) hereby represents that he or she is an "Accredited Investor" under Rule 501(a) of Regulation D promulgated under Section 4(2) of the 1933 Act, and
(ii) acknowledges that this Warrant is, and to the extent not registered under the 1933 Act, any Common Units purchased or acquired pursuant hereto are, being or will be acquired solely for the Holder's own account and not as a nominee for any other party, and with a current investment intent and not with a view to distribution thereof. Subject to the provisions of Section 10, the Holder (or any person acting under Sections 2(D) above) shall deliver to the Company, at the time of any exercise of this Warrant or portion thereof, a written representation that the Common Units to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof, and, if applicable, that he or she is the original Holder of this Warrant. Delivery of such representation prior to the delivery of any Common Units issued upon exercise of a Warrant and prior to the expiration of the Warrant period shall be a condition precedent to the right of the Holder or such other person to purchase any Common Units. In the event certificates for Common Units are delivered upon the exercise of this Warrant with respect to which such an investment representation has been obtained, the Company may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

Section 3.    Transfer, Division and Combination.

    The Company agrees to maintain at its principal office in Cranford, New Jersey, books for the registration and transfer of this Warrant, and, subject to the provisions of Section 2(D) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, on such books at such office, upon surrender of this Warrant at such office, together with a written assignment of this Warrant duly executed by the Holder or his agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. A Warrant may be exercised by a new holder for the purchase of Common Units without having a new Warrant issued. All of the provisions of this Section 3 are subject to the provisions of Sections 2(D) above.

Section 4.  General Provisions

    (A) Certain Adjustments. In the event of any change in Common Units by reason of any dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of units, or of any similar change affecting the Common Units, the number and kind of units subject to this Warrant and the purchase price per unit thereof shall be appropriately adjusted consistent with such change to prevent dilution or enlargement of the rights granted to, or available for, the Holder hereunder. Any adjustment of this Warrant pursuant to this Section 4(A) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Internal Revenue Code of 1986, as amended from time to time, unless the Holder shall agree otherwise. The Company shall give notice to the Holder of any adjustment made pursuant to this Section 4(A) and, upon notice, such adjustment shall be effective and binding for all purposes under this Warrant.

    (B) Successor Company. The obligations of the Company under this Warrant shall be binding upon any successor Company or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor Company or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provision for the preservation of Holder's rights under this Warrant in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

    (C) Listing and Qualification of Stock Underlying Common Units. The Company covenants to effect the listing of the Common Stock underlying the Common Units underlying this Warrant on the New York Stock Exchange prior to the Exercise Date.

    (D) General Creditor Status. The Holder shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations hereunder. Nothing contained herein, and no action taken pursuant hereto, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Holder or any other person. To the extent that any person or entity acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth herein; provided, however, that in its sole discretion, the Company may authorize the creation of trusts or other arrangements to meet the obligations created hereunder to deliver Common Units or pay cash.

Section 5.    Right to Convert Warrant.

    The Holder shall have the right to convert, in whole or in part, this Warrant (the "Conversion Right") at any time prior to the Expiration Date, into Common Units in accordance with this Section 5. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of the purchase price) that number of Common Units equal to the quotient obtained by dividing (x) the value of the portion of this Warrant being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate purchase price for the portion of this Warrant being converted (in effect immediately prior to the exercise of the Conversion Right) from the amount obtained by multiplying the number of Common Units issuable upon the whole or partial exercise of this Warrant, as the case may be, by the Closing Price (as defined below) of one Common Unit on the day immediately prior to the exercise of the Conversion Right) by (y) the Closing Price of one Common Unit on the day immediately prior to the exercise of the Conversion Right.

    For purposes hereof, the "Closing Price" shall mean the closing sale price (or the average of the closing bid and ask prices if there is no closing sale price reported) of the Common Stock on the date specified on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange on such date, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If there is no reported bid and asked price for the Common Stock, the "Closing Price" shall be the fair value as determined in good faith by the Board of Directors of the Company and the Holder, or, if the Board of Directors of the Company and the Holder cannot agree, then by an independent appraiser mutually selected by the Board of Directors of the Company and the Holder.

    The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day by delivering the Conversion Notice to the Company at the offices of the Company, exercising the Conversion Right and specifying (i) the total number of Common Units that the Holder will purchase pursuant to the conversion and (ii) a place and date not less than two nor more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

    At any closing under this Section 5, (i) the Holder will surrender this Warrant and (ii) the Company will deliver to the Holder a certificate or certificates for the number of Common Units issuable upon such conversion.
If this Warrant shall have been converted only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining Common Units called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issue and delivery of such certificates and new Warrants, except that, in case such certificates and/ or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes that are payable upon the issuance of such certificates or new Warrants shall be paid by the Holder at the time of delivering the notice of exercise mentioned above.

Section 6.      Covenant to Reserve Common Units and Common Stock.

    The Company covenants and agrees that (i) it will at all times reserve and set apart and have, free from preemptive rights, a number of units of authorized but unissued Common Units sufficient to enable it at any time to fulfill all its obligations hereunder and (ii) and will cause Mack-Cali Realty Corporation, a Maryland corporation ("MC Corp.") to reserve and set-apart and have, free from preemptive rights, a number of its authorized but unissued shares of common stock, par value $.01 per share ("Common Stock"), sufficient to enable it at any time to fulfill all of its obligations upon conversion of the Common Units underlying this Warrant into Common Stock.

Section 7.    Notices.

    In the event that the Company or MC Corp. (as the case may be):

         (a) proposes to pay any distribution or dividend payable in securities (of any class or classes) or any obligations, stock or units convertible into or exchangeable for Common Units or Common Stock upon either of their capital securities, including without limitation (i) Common Units or Common Stock or (ii) a cash distribution other than its customary quarterly cash distribution;

         (b) proposes to grant to the holders of its Common Units or Common Stock generally any rights or warrants (excluding any warrants or other rights granted to any employee, director, officer, contractor or consultant of the Company or MC Corp. pursuant to any plan approved by the general partner of the Company or the Board of

    Directors of MC Corp.);

         (c) proposes to effect any capital reorganization or reclassification of capital securities of the Company or MC Corp.;

         (d) proposes to consolidate with, or merge into, any other company or to transfer its property as an entirety or substantially as an entirety; or

         (e) proposes to effect the liquidation, dissolution or winding up of the Company or MC Corp.

then the Company shall cause notice of any such intended action to be given to the holder of this Warrant not less than 30 days before the date on which the transfer books of the Company shall close or a record shall be taken for such dividend, distribution or granting of rights or Warrants, or the date when such capital reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

    Any notice or other document required or permitted to be given or delivered to the holder of this Warrant shall be delivered by facsimile transmission, reliable courier or first-class mail postage prepaid to the holder of this Warrant at the last address shown on the books of the Company maintained for the registry and transfer of this Warrant. Any notice or other document required or permitted to be given or delivered to holders of record of Common Units issued pursuant to this Warrant shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to such holder at such holder's address as the same appears on the records of the Company. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered by facsimile transmission, reliable courier or first-class mail postage prepaid to the principal office of the Company in Cranford, New Jersey, or delivered to the office of one of the Company's executive officers at such address, or such other address as shall have been furnished by the Company to the holders of record of this Warrant and the holders of record of such Common Units.

Section 8.    Limitation of Liability; Not holders of Common Units.

    No provision of this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a Common Unit holder in respect of meetings of Common Unit holders or any other matter whatsoever as Common Unit holders of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Common Units, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price or as a Common Unit holder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

Section 9.    Loss, Destruction, etc, of Warrant.

    Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the

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Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 9 in lieu of any Warrant alleged to be lost, destroyed or stolen, or of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

Section 10.   Exercise for Common Stock.

         In the event the Holder elects to exercise this Warrant with the intention of immediately thereafter redeeming all or part of the Common Units received from the exercise of this Warrant into Common Stock or the cash value equivalent thereof as more fully set forth in Section 10.3 of the Partnership Agreement of the Company, and delivers a notice to the Company along with the delivery of the Exercise Notice stating such Holder's intent (the "Notice of Redemption"), the exercise of this Warrant and the delivery of the Notice of Redemption shall be deemed to have occurred on the same business day, and the Company shall cause MC Corp. to complete the redemption process as expeditiously as reasonably practicable.

Section 11.   Registration Rights.

         As used in this Section 11, the term "Registrable Securities" shall mean all Common Units that may be issued upon exercise of this Warrant (and all Common Units or Common Stock that may thereafter be issued in respect of such Warrant) that is from time to time outstanding.

         References in this Warrant to rules, regulations and forms promulgated by the Securities and Exchange Commission shall include rules, regulations and forms succeeding to the functions thereof, whether or not bearing the same designation.

         The rights and obligations of the Company and the Holder with respect to the Registrable Securities are set forth in a Registration Rights Agreement, dated the date hereof, between the Company, the Holder and the other signatories thereto, and shall supersede any registration rights and obligations of the Company and the Holder existing prior to the date hereof with respect to the Registrable Securities.

Section 12.   Amendments.

         Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally or in writing, provided that any term of this Warrant may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the holders of the Mack Warrants that are exercisable for a number of units of Common Units that represent in the aggregate at least a majority of the total number of Common Units for which all of the Mack Warrants are then exercisable (whether or not the holder of this Warrant consents).

Section 13.   Governing Law and Consent to Jurisdiction.

    This Warrant shall be governed by the laws of the State of New York without regard to

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its conflict of laws principles or rules.  This Warrant shall be deemed to have been executed and delivered at and shall be deemed to have been made in New York, New York.

    Any legal action, suit or proceeding arising out of or relating to this Warrant may only be instituted in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and the Company agrees not to assert, by way of motion, as a defense or otherwise, in any action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that the action, suit or proceeding if brought in such courts, would be an inconvenient forum, that the venue of the action, suit or proceeding, if brought in any of such courts, is improper or that this Agreement or the subject matter may not be enforced in or by such courts on jurisdictional grounds.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer.


Dated:   ________, 1997



                                       MACK-CALI REALTY, L.P.
                                       By: MACK-CALI REALTY CORPORATION,
                                           its general partner



                                       By:___________________________
                                          Name:
                                          Title:

                                   EXERCISE NOTICE

    The undersigned, the Holder, hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder, ____________ units of the Common Units covered by such Warrant and herewith makes payment in full therefor of $_________ cash and requests that, subject to the terms and conditions of the Warrant, certificates for such units (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to ______________________ whose address is _______________________________________, and whose social security or employer identification number is ____________.

    The undersigned agrees that, in the absence of an effective registration statement with respect to Common Units issued upon this exercise, the undersigned is acquiring such Common Units for the Holder's own account and not as a nominee for any other party, for investment and not with a view to distribution thereof and that the certificate or certificates representing such Common Units may bear a legend substantially as follows:

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. UNLESS THEY ARE SOLD PURSUANT TO RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT, THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL FOR THE OPERATING PARTNERSHIP, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

    In addition, the undersigned agrees that, in the absence of an effective registration statement with respect to Common Units issued upon this exercise, stop transfer instructions will be entered on the Company's transfer records with respect to Common Units issued upon this exercise.


Dated:                                 --------------------------
                                       Signature guaranteed:

                                  CONVERSION NOTICE

    The undersigned, the Holder, hereby elects to exercise conversion rights represented by such Warrant for, and to purchase thereunder, ____________ units of the Common Units covered by such Warrant and herewith requests that appropriate conversion be made to such Warrant and requests that, subject to the terms and conditions of the Warrant, certificates for such units (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to ______________________ whose address is _______________________________________, and whose social security or employer identification number is ____________ on or before _____________.

    The undersigned agrees that, in the absence of an effective registration statement with respect to Common Units issued upon this conversion, the undersigned is acquiring such Common Units for the Holder's own account and not as a nominee for any other party, for investment and not with a view to distribution thereof and that the certificate or certificates representing such Common Units may bear a legend substantially as follows:

    THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. UNLESS THEY ARE SOLD PURSUANT TO RULE 144 PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT, THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO COUNSEL FOR THE OPERATING PARTNERSHIP, THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

    In addition, the undersigned agrees that, in the absence of an effective registration statement with respect to Common Units issued upon this exercise, stop transfer instructions will be entered on the Company's transfer records with respect to Common Units issued upon this exercise.



Dated:                                 --------------------------
                                       Signature guaranteed: